                    BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN/
                           UNITED WISCONSIN SERVICES, INC.

                        LONG-TERM INCENTIVE PLAN (THE "PLAN")

                                     (1997-1999)

OBJECTIVES

To motivate executives toward the pursuit of activities which will materially contribute to: the profitable growth of Blue Cross & Blue Shield United of Wisconsin and United Wisconsin Services, Inc. (collectively "the Company"); the diversification of the Company's businesses; the Company's leadership in acquiring and maintaining contracts to provide services to federal and state governmental entities; and effective teamwork among the Company's executives and the businesses/departments for which they are responsible. For the 1997-1999 Plan Cycle, the Plan has been designed to emphasize profitability in order to mitigate the effect of the anticipated underwriting cycle on the Company's financial results and the anticipated cost of the computer system conversion.

To contribute to the establishment of a competitive compensation program to support the attraction and retention of key executives.

PERFORMANCE MEASUREMENT

Performance shall be measured over the three year period beginning January 1, 1997 and ending December 31, 1999. This period shall be called the "Plan Cycle." Performance goals for the Plan Cycle shall be established in 1996. Performance will be measured by the average growth in each of the Plan's components over the Plan Cycle. Components may include Surplus, Revenue, Underwriting Results, Government Programs Reimbursement, or such others as the Management Review Committees of Blue Cross & Blue Shield United of Wisconsin and United Wisconsin Services, Inc. ("the Committees") deem appropriate. Extraordinary transactions as determined by the Committees will be handled as exclusions or adjustments in calculating the average annual increases.

Goals are set for minimum, target and maximum payouts for each component. Minimum and maximum payouts and prorated payouts between the minimum and maximum are determined as of the "Calculation Date" which shall be December 31, 1999.

AWARD DETERMINATION

Payout awards are based on a percentage of each participant's average salary range midpoint during the Plan Cycle.

Each goal (minimum, target and maximum) has a specified percentage award. Prorated awards are made for achieved results between the minimum and maximum.

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PAYMENT OF AWARDS

Calculation of awards will be made following the receipt of the Company's financial statements at the end of the Plan Cycle and after approval by the Boards of Directors of Blue Cross & Blue Shield United of Wisconsin ("BCBSUW") and United Wisconsin Services, Inc. ("UWSI"). Actual payment will be made in cash on or about April 1, 2000 (the "Payout Date").

Discretionary payment may be made for participants who die, become disabled or retire before the end of the Plan Cycle. Employees who otherwise terminate employment with the Company prior to the Payout Date will not be eligible for payment except as provided in the Change In Control provisions below.

PLAN ADMINISTRATION

The Committees maintain overall responsibility for the Plan. The Committees may, at their discretion, amend, suspend or terminate the Plan, provided that no such amendment, suspension or termination which would reduce, alter or impair the value of any awards can be made after the Calculation Date.

Upon the occurrence of a Change In Control the target value attainable under all Goals shall be deemed to have been fully earned for the entire Plan Cycle as of the effective date of the Change In Control, and shall be paid out in cash to participants within thirty (30) days following the effective date of the Change In Control; provided, however, that there shall not be an accelerated payout if the effective date of the Change In Control is prior to July 1, 1997. For purposes of this Plan, a "Change In Control" shall be defined as it is defined in Article 2, Subsection (g) of the United Wisconsin Services, Inc. Equity Incentive Plan dated February 1993 which definition is incorporated herein by reference.

PARTICIPANTS

The following officers are eligible to participate in the 1997-1999 Long-Term Incentive Plan. Payouts shall be made in accordance with the following schedule:

     Thomas R. Hefty, Roger Fomisano, C. Edward Mordy: 1/3 of the amount payable for achievement of the BCBSUW/UWSI Executive Goals.

     Essie Whitelaw, Timothy P. Cullen: 2/3 of the amount payable for achievement of the BCBSUW/UWSI Executive Goals.

     Penny Siewert: 1/3 of the amount payable for achievement of the Vice President of Regional Services Goals.

     Mark Granoff: 1/3 of the amount payable for achievement of the United Wisconsin Group President Goals.

     Emil Pfenninger: 1/3 of the amount payable for achievement of the United Heartland President Goals.

     Thomas Liechty, Norman Keller, Christopher Bowen, Mary Traver: 100% of the amount payable for achievement of the Regional Vice President Goals.


                            BCBSUW/UWSI EXECUTIVE GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                 12.0%
          Target                    14%                 18.0%
          Maximum                   18%                 30.0%

GOAL 2 - INCREASE IN COMBINED PREMIUM AND OTHER REVENUE FOR BCBSUW AND UWSI

Average annual increase in total combined premium and other revenue for BCBSUW and UWSI over the Plan Cycle. The definition of premium revenue includes all fully insured and self-insured medical and dental business. For purposes of the Plan, business related to the HIRSP contract, the State of Wisconsin Employees contract and similar contracts secured during the Plan Cycle are excluded from the BCBSUW Revenue component but are included in the Government Programs Reimbursement component.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  5.0%
          Target                    12%                  7.5%
          Maximum                   15%                 12.5%

GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan
Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  3.0%
          Target                    15%                  4.5%
          Maximum                   20%                  7.5%

                     VICE PRESIDENT OF REGIONAL SERVICES GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                 12.0%
          Target                    14%                 18.0%
          Maximum                   18%                 30.0%

GOAL 2 - INCREASE IN COMBINED PREMIUM AND OTHER REVENUE FOR BCBSUW AND UWSI

Average annual increase in total combined premium and other revenue for BCBSUW and UWSI over the Plan Cycle. The definition of premium revenue includes all fully insured and self-insured medical and dental business. For purposes of the Plan, business related to the HIRSP contract, the State of Wisconsin Employees contract and similar contracts secured during the Plan Cycle are excluded from the BCBSUW Revenue component but are included in the Government Programs Reimbursement component.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  5.0%
          Target                    12%                  7.5%
          Maximum                   15%                 12.5%

GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan
Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  3.0%
          Target                    15%                  4.5%
          Maximum                   20%                  7.5%

                        UNITED WISCONSIN GROUP PRESIDENT GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                 12.0%
          Target                    14%                 18.0%
          Maximum                   18%                 30.0%

GOAL 2 - INCREASE IN UNITED WISCONSIN GROUP PREMIUM REVENUE

Average annual increase in total United Wisconsin Group premium revenue over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  5.0%
          Target                    12%                  7.5%
          Maximum                   15%                 12.5%

GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan
Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  3.0%
          Target                    15%                  4.5%
          Maximum                   20%                  7.5%

                           UNITED HEARTLAND PRESIDENT GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                    10%                12.0%
          Target                     14%                18.0%
          Maximum                    18%                30.0%

GOAL 2 - INCREASE IN WORKERS' COMPENSATION PREMIUM REVENUE

Average annual increase in total Workers' Compensation gross earned premium revenue over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  5.0%
          Target                    12%                  7.5%
          Maximum                   15%                 12.5%

GOAL 3 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan
Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  3.0%
          Target                    15%                  4.5%
          Maximum                   20%                  7.5%

                            REGIONAL VICE PRESIDENT GOALS

GOAL 1 - INCREASE IN BCBSUW GAAP SURPLUS

Average annual increase in BCBSUW GAAP surplus over the Plan Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                 12.0%
          Target                    14%                 18.0%
          Maximum                   18%                 30.0%

GOAL 2 - INCREASE IN MEDICAL REVENUE

Average annual increase in total medical revenue for the participant's assigned geographic region over the Plan Cycle. Medical revenue includes all fully insured and self-insured medical and dental premiums for BCBSUW, Unity Health Plan, Valley Health Plan, Compcare Health Services, and any similar business produced over the Plan Cycle. Excluded are revenues associated with Blue Card business which are not regionalized and revenues associated with American Medical Security. For purposes of the Plan, business related to the HIRSP contract, the State of Wisconsin Employees contract and similar contracts secured during the Plan Cycle are excluded from the Medical Revenue component but are included in the Government Programs Reimbursement component.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  2.50%
          Target                    12%                  3.75%
          Maximum                   15%                  6.25%

GOAL 3 - INCREASE IN NON-MEDICAL REVENUE

Average annual increase in total non-medical revenue for the participant's assigned geographic region over the Plan Cycle. Non-Medical revenue includes: revenue attributable to all UWG business from all distribution systems as reported by geographic region; and revenue attributable to United Heartland business only where the President of United Heartland determines that production of such revenue is facilitated by the regions' direct sales personnel. Non-medical revenue does NOT include revenue from the sale of other non-medical products, including but not limited to: Managed Care, Benefits Administration, Proservices, Benefits Consulting, TPA Services and Recovery Services.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  2.50%
          Target                    12%                  3.75%
          Maximum                   15%                  6.25%

GOAL 4 - GOVERNMENT PROGRAMS REIMBURSEMENT

Average annual increase in Government Programs reimbursement over the Plan
Cycle.

                                   GOAL                PAYOUT
                                   ----                ------
          Minimum                   10%                  3.0%
          Target                    15%                  4.5%
          Maximum                   20%                  7.5%